SUPPLEMENT DATED JANUARY 21, 2004
TO THE
PROSPECTUSES
AND
STATEMENTS OF ADDITIONAL INFORMATION
OF THE
FUNDS INDICATED BELOW
The following text amends the sections entitled Fee table,
Choosing a
class of shares to buy and "Sales charges-Class L shares
(available through
certain Service Agents) in each of the currently effective
Prospectuses for
each of the Funds listed below and the section entitled
Purchase of Shares -
Class L shares in the currently effective Statement of
Additional
Information for each of the Funds listed below.
Effective February 2, 2004, the 1% initial sales charge on
Class L shares
will no longer be imposed. This means that you will buy
Class L shares at the
net asset value and that all of your purchase amount will be immediately
invested in Class L shares. This may help offset the higher
expenses of Class
L shares, but only if a fund performs well. Class L shares
do not convert into
another class of shares.
You will continue to pay a deferred sales charge of 1% if
you redeem your
Class L shares within one year of purchase.
Service Agents selling Class L shares will receive a
commission of up to
1.00% of the Class L shares they sell. Service Agents will
continue to receive
an annual fee of up to 1.00% (0.70% for certain Smith Barney fixed income
funds) of the average daily net assets represented by the
Class L shares
serviced by them, with such fee starting in the thirteenth
month after
purchase.
SMITH BARNEY AGGRESSIVE GROWTH
FUND INC. December 29, 2003
SMITH BARNEY ALLOCATION SERIES INC. May 30, 2003
BALANCED PORTFOLIO
CONSERVATIVE PORTFOLIO
GLOBAL PORTFOLIO
GROWTH PORTFOLIO
HIGH GROWTH PORTFOLIO
INCOME PORTFOLIO
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SMITH BARNEY APPRECIATION FUND INC. April 30, 2003
SMITH BARNEY ARIZONA MUNICIPALS
FUND INC. September 26, 2003
SMITH BARNEY CALIFORNIA MUNICIPALS
FUND INC. June 27, 2003
SMITH BARNEY EQUITY FUNDS May 31, 2003
SMITH BARNEY SOCIAL AWARENESS
FUND
SMITH BARNEY FUNDAMENTAL VALUE
FUND INC. January 28, 2003
SMITH BARNEY FUNDS, INC.
SMITH BARNEY LARGE CAP VALUE FUND April 30, 2003
SMITH BARNEY U.S. GOVERNMENT
SECURITIES FUND April 30, 2003
SMITH BARNEY INCOME FUNDS
SB CAPITAL AND INCOME FUND April 30, 2003
Smith Barney Shares
SMITH BARNEY DIVIDEND AND INCOME
FUND November 28, 2003
SB CONVERTIBLE FUND November 28, 2003
Smith Barney Shares
SMITH BARNEY DIVERSIFIED STRATEGIC
INCOME FUND November 28, 2003
SMITH BARNEY HIGH INCOME FUND November 28, 2003
SMITH BARNEY MUNICIPAL HIGH
INCOME FUND November 28, 2003
SMITH BARNEY TOTAL RETURN BOND
FUND November 28, 2003
SMITH BARNEY INVESTMENT FUNDS INC.
SMITH BARNEY GOVERNMENT
SECURITIES FUND April 30, 2003
SMITH BARNEY GROUP SPECTRUM FUND January 28,2003
SMITH BARNEY HANSBERGER GLOBAL
VALUE FUND August 28, 2003
SMITH BARNEY INVESTMENT GRADE
BOND FUND April 30, 2003
SMITH BARNEY PREMIER SELECTIONS
ALL CAP GROWTH FUND August 28, 2003
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SMITH BARNEY PREMIER SELECTIONS
GLOBAL GROWTH FUND August 28, 2003
SMITH BARNEY PREMIER SELECTIONS
LARGE CAP FUND August 28, 2003
SMITH BARNEY SMALL CAP VALUE FUND January 28, 2003
SMITH BARNEY SMALL CAP GROWTH
FUND January 28, 2003
SMITH BARNEY INVESTMENT SERIES February 28, 2003
SMITH BARNEY GROWTH AND INCOME
FUND
Smith Barney Shares
SMITH BARNEY INTERNATIONAL FUND
SMITH BARNEY LARGE CAP CORE FUND
SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY LARGE CAPITALIZATION
GROWTH FUND March 28, 2003
SMITH BARNEY MID CAP CORE FUND March 28, 2003
SMITH BARNEY CLASSIC VALUES FUND February 10, 2003
SMITH BARNEY MANAGED GOVERNMENTS
FUND INC. November 28, 2003
SMITH BARNEY MANAGED MUNICIPALS FUND
INC. June 28, 2003
SMITH BARNEY MASSACHUSETTS
MUNICIPALS FUND March 28, 2003
SMITH BARNEY MUNI FUNDS
FLORIDA PORTFOLIO July 29, 2003
GEORGIA PORTFOLIO July 29, 2003
NATIONAL PORTFOLIO July 29, 2003
NEW YORK PORTFOLIO July 29, 2003
PENNSYLVANIA PORTFOLIO July 29, 2003
SMITH BARNEY NEW JERSEY MUNICIPALS
FUND, INC. July 29, 2003
SMITH BARNEY OREGON MUNICIPALS FUND August 28, 2003
SMITH BARNEY SECTOR SERIES FUND INC. February 28, 2003
SMITH BARNEY FINANCIAL SERVICES
FUND
SMITH BARNEY HEALTH SCIENCES FUND
SMITH BARNEY TECHNOLOGY FUND
3
SMITH BARNEY SMALL CAP CORE FUND, INC. April 30, 2003
SMITH BARNEY TRUST II
SMITH BARNEY CAPITAL PRESERVATION
FUND February 28, 2003
SMITH BARNEY CAPITAL PRESERVATION
FUND II February 28, 2003
SMITH BARNEY DIVERSIFIED LARGE CAP
GROWTH FUND February 28, 2003
SMITH BARNEY INTERNATIONAL LARGE
CAP FUND April 30, 2003
SMITH BARNEY SMALL CAP GROWTH
OPPORTUNITIES FUND February 28, 2003
SMITH BARNEY WORLD FUNDS, INC. February 28, 2003
GLOBAL GOVERNMENT BOND PORTFOLIO
INTERNATIONAL ALL CAP GROWTH
PORTFOLIO
FD02904
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